Exhibit 10.1
FIRST AMENDMENT TO SECURITIES PURCHASE AND SECURITY AGREEMENT
This First Amendment to Securities Purchase and Security Agreement (this “Amendment”) is entered into as of November 20, 2021 (the “Amendment Effective Date”) by and among Evofem Biosciences, Inc., a Delaware corporation (the “Company”), 667, L.P., Baker Bros. Life Sciences, L.P. (each, a “Purchaser”, and collectively, the “Purchasers”), and Baker Bros. Advisors LP, as agent and collateral agent for the Purchasers (in such capacity, the “Designated Agent”).
RECITALS
WHEREAS, the Company, the Purchasers and the Designated Agent are party to that certain Securities Purchase Agreement, dated as of April 23, 2020 (the “Purchase Agreement”), pursuant to which the Purchasers purchased certain convertible promissory notes (the “Notes”) and common stock warrants (the “Warrants”, and together with the Purchase Agreement and the Notes, the “Transaction Documents”) of the Company;
WHEREAS, pursuant to Section 12.8 of the Purchase Agreement, any term of the Purchase Agreement, the Notes or the Warrants may be amended only with the written consent of the Company, the Designated Agent and the Purchasers holding a majority of the outstanding balance, in the aggregate, of all Notes issued pursuant to the Purchase Agreement (the “Requisite Purchasers”);
WHEREAS, the undersigned Purchasers constitute the Requisite Purchasers; and
WHEREAS, the Company, the Purchasers and the Designated Agent wish to amend the Purchase Agreement to address the provisions set forth herein effective as of the Amendment Effective Date.
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
AGREEMENT
1.Definitions; References; Continuation of Purchase Agreement. Unless otherwise specified herein, each capitalized term used herein that is defined in the Purchase Agreement shall have the meaning assigned to such term in the Purchase Agreement and each capitalized term used herein that is defined in the Warrants shall have the meaning assigned to such term in the Warrants. Each reference to “hereof,” “hereto,” “hereunder,” “herein” and “hereby” and each other similar reference, and each reference to “this Agreement”, the “Securities Purchase Agreement” and each other similar reference, contained in the Purchase Agreement and any other Transaction Document shall from and after the date hereof refer to the Purchase Agreement as amended hereby. Except as amended or waived hereby, all terms and provisions of the Purchase Agreement, the Notes and the Warrants shall continue unmodified and remain in full force and effect.
2.Amendment to the Purchase Agreement.
2.1Amendment to Section 1.1 of the Purchase Agreement. Effective as of the Amendment Effective Date, Section 1.1 of the Purchase Agreement is hereby amended to add a new defined terms for “Financing” and “Qualified Financing” as set forth below:

“Financing” means any offering and sale by the Company of Equity Securities after the Amendment Effective Date (but excluding any exercise of the Warrants) for the principal purpose of raising capital.”
“Qualified Financing Threshold” means one or more Financings resulting in aggregate gross proceeds to the Company of at least $50,000,000.00.”
2.2Amendment to Section 5.1 of the Purchase Agreement. Effective as of the Amendment Effective Date, the first paragraph of Section 5.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
“Optional Conversion. Subject to the limitations set forth in Sections 5.3 and 5.4, at the option of the Purchasers, each Purchaser shall have the right to convert all or any portion of the Notes held by such Purchaser at any time into Common Stock at a conversion price equal to the lesser of (a) $2.44 (the “Conversion Price”) and (b) 115% of the lowest price per share of Common Stock (or, as applicable with respect to any Equity Securities convertible into Common Stock, 115% of the applicable conversion price) which the Company sells securities in any Financing until the Company has met the Qualified Financing Threshold (including such Financing that achieves the threshold) (the “Floor Price”).”
2.3Amendment to Section 8.1(l) of the Purchase Agreement. Effective as of achievement of the Qualified Financing Threshold, Section 8.1(l) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“by no later than June 30, 2023, the Company shall have achieved cumulative net sales (determined in accordance with GAAP) of at least $100,000,000; and”
2.4Amendment to Section 12.1 of the Purchase Agreement. Effective as of the Amendment Effective Date, Section 12.1 of the Purchase Agreement is hereby amended to add a new clause (g) as set forth below:

“(g) If in any Financing closing on or prior to the date the Company has met the Qualified Financing Threshold, the Company issues warrants to purchase capital stock of the Company (or other similar consideration), each Purchaser shall receive equivalent coverage of warrants (or other similar consideration) on the same terms as if such Purchaser participated in the Financing in an amount equal to the then outstanding principal of Notes held by such Purchaser.”
3.Miscellaneous.
3.1Governing Law. This Amendment shall be governed in all respects by and construed in accordance with the laws of the State of New York without regard to provisions regarding choice of laws.
3.2Entire Agreement. This Amendment, together with the Purchase Agreement, the Notes, the Warrants, the other Note Documents and the Exhibits and Schedules to the Purchase Agreement and thereto (all of which are hereby expressly incorporated herein by this reference) constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof.
3.3Titles and Subtitles. The titles of the sections and clauses of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.

3.4Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery by facsimile or e-mail of an executed counterpart of a signature page shall be effective as delivery of an original executed counterpart.
3.5Severability. Should any provision of this Amendment be determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Amendment.
[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this First Amendment to Securities Purchase and Security Agreement and Warrants to be effective as of the date first above written.

EVOFEM BIOSCIENCES, INC., as Company

By:	/s/ Saundra Pelletier
Name: Saundra Pelletier
Title: President and Chief Executive Officer

Address:
12400 High Bluff Drive, Suite 600
San Diego, CA

Email:

Signature Page to First Amendment to Securities Purchase and Security Agreement

BAKER BROS. ADVISORS LP,
as the Designated Agent

By:	/s/ Scott Lessing
Scott Lessing
President

Address:
860 Washington St., 10th Floor
New York, NY 10014
Attn: Scott Lessing

Email:

Signature Page to First Amendment to Securities Purchase and Security Agreement

667, L.P.,
as a Purchaser

By: BAKER BROS. ADVISORS LP, management
company and investment adviser to 667, L.P.,
pursuant to authority granted to it by Baker Biotech
Capital, L.P., general partner to 667, L.P., and not as
the general partner.

By:	/s/ Scott Lessing
Scott Lessing
President

Address:
c/o Baker Bros. Advisors LP
860 Washington St., 10th Floor
New York, NY 10014
Attn: Scott Lessing

Email:

Signature Page to First Amendment to Securities Purchase and Security Agreement

BAKER BROTHERS LIFE SCIENCES, L.P.,
as a Purchaser

By: BAKER BROS. ADVISORS LP,
management company and investment adviser to
Baker Brothers Life Sciences, L.P., pursuant to
authority granted to it by Baker Brothers Life
Sciences Capital, L.P., general partner to Baker
Brothers Life Sciences, L.P., and not as the general
partner.

By:	/s/ Scott Lessing
Scott Lessing
President

Address:
c/o Baker Bros. Advisors LP
860 Washington St., 10th Floor
New York, NY 10014
Attn: Scott Lessing

Email:

Signature Page to First Amendment to Securities Purchase and Security Agreement